Prospectus Supplement                                             220817  12/04

dated December 30, 2004 to prospectuses of all Putnam retail funds:
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In the prospectuses of all Putnam retail funds, the paragraph under the heading "How do I buy fund shares? - Payments to dealers" is deleted and replaced with the following text:

If you purchase your shares through a dealer (the term "dealer" includes any broker, dealer, bank, bank trust department, registered investment advisor, financial planner, retirement plan administrator and any other institution having a selling, services or any similar agreement with Putnam Retail Management or one of its affiliates), your dealer generally receives payments from Putnam Retail Management representing some or all of the sales charges and distribution (12b-1) fees shown in the tables under the heading "Fees and Expenses" at the front of this prospectus.

Putnam Retail Management and its affiliates also pay additional compensation to selected dealers in recognition of their marketing support and/or program servicing (each of which is described in more detail below). These payments may create an incentive for a dealer firm or its representatives to recommend or offer shares of the fund or other Putnam funds to its customers. These additional payments are made by Putnam Retail Management and its affiliates and do not increase the amount paid by you or the fund as shown under the heading "Fees and Expenses".

The additional payments to dealers by Putnam Retail Management and its affiliates are generally based on one or more of the following factors: average net assets of a fund attributable to that dealer, sales of a fund attributable to that dealer, or reimbursement of ticket charges (fees that a dealer firm charges its representatives for effecting transactions in fund shares), or on the basis of a negotiated lump sum payment for services provided.

Marketing support payments, which are generally available to most dealers engaging in significant sales of Putnam fund shares, are not expected, with certain limited exceptions, to exceed 0.085% of the average net assets of Putnam's retail mutual funds attributable to that dealer on an annual basis. Program servicing payments, which are paid in some instances to third parties in connection with investments in the fund by retirement plans and other investment programs, are not expected, with certain limited exceptions, to exceed 0.15% of the total assets in the program on an annual basis.

Putnam Retail Management and its affiliates may make other payments or allow other promotional incentives to dealers to the extent permitted by SEC and NASD rules and by other applicable laws and regulations.
Certain dealers also receive payments in recognition of subaccounting or other services they provide to shareholders or plan participants who invest in the fund or other Putnam funds through their retirement plan. See the discussion in the SAI under the heading "Management - Investor Servicing Agent and Custodian" for more details.

You can find more details in the SAI about the payments made by Putnam Retail Management and its affiliates and the services provided by your dealer. Your dealer may charge you fees or commissions in addition to those disclosed in this prospectus. You can also ask your dealer about any payments it receives from Putnam Retail Management and its affiliates and any services your dealer provides, as well as about fees and/or commissions it charges.
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In the prospectuses of the Putnam funds (other than money market funds), the table entitled "Initial sales charges for class A and M shares" in the section "How do I buy fund shares?" is supplemented to include the following footnote:

Because of rounding in the calculation of offering price and the number of shares purchased, actual sales charges you pay may be more or less than these percentages.

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In all prospectuses of the Putnam funds (other than money market funds), references in "How do I sell fund shares?" and "How do I exchange fund shares?" to "defined contribution plans administered by Putnam" are modified to read "defined contribution plans administered by Putnam or a Putnam affiliate" for purposes of determining the applicability of the short-term trading fee.

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Statement of Additional Information Supplement                    220819  12/04

dated December 30, 2004 to the Statements of Additional Information of all Putnam retail funds:
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The following text is added to the funds' Statements of Additional
Information after the first paragraph under the heading "Management - Investor Servicing Agent and Custodian":

Certain dealers that are not affiliated with PFTC also receive payments from PFTC in recognition of services they provide to shareholders or retirement plan participants that invest in the fund or other Putnam funds through their retirement plans. These services include subaccounting and similar recordkeeping services. For purposes of this section the term "dealers" includes any broker, dealer, bank, bank trust department, registered investment advisor, financial planner, retirement plan administrator and any other institution having a selling, services or any similar agreement with Putnam Retail Management or one of its
affiliates.   Payments by PFTC to dealers for subaccounting services
provided to retirement plan participants who invest in the funds are not expected to exceed 0.10% of the total assets in the plans invested in the funds on an annual basis. Payments to dealers for subaccounting services provided to shareholders who invest in the funds through an omnibus account may be determined on the basis of the number of shareholders in such omnibus accounts or the assets held in such account and are not expected to exceed $16 or $19 (depending on whether the shares in which the shareholder invests are subject to a contingent deferred sales charge) for those payments determined on the basis of the number of shareholders in such account or 0.10% or 0.13% (depending on whether the shares in which the shareholder invests are subject to a contingent deferred sales charge) of the total assets in such account invested in the funds on an annual basis for those payments determined on the basis of the assets held in such account. PFTC also makes payments to dealers that charge networking fees for certain services provided in connection with the maintenance of shareholder accounts.

PFTC and its affiliates are expected to transfer their defined contribution plan administration business to Mercer HR Outsourcing, LLC ("MHRO"), an affiliate of PFTC. In connection with that transfer, PFTC has agreed to pay MHRO 0.386% of the total assets in MHRO-administered plans invested in the funds on an annual basis in consideration of recordkeeping, retirement plan administration and other services being provided to participants in MHRO-administered retirement plans with respect to their investments in the funds. These services were previously provided to such participants by PFTC. An affiliate of PFTC has also agreed to make additional transitional payments to MHRO (or one of MHRO's affiliates) (i) during 2005 of 0.154% of the total assets invested in the funds in plans that were administered by PFTC prior to the transfer of the business and (ii) during 2006 of 0.077% of the total assets invested in the funds in plans that were administered by PFTC prior to the transfer of the business. Such additional transitional payments are expected to cease after 2006.

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The following section is added to the funds' Statements of Additional
Information at the end of the section under the heading "How to Buy
Shares":

ADDITIONAL DEALER PAYMENTS

As described above and in the section "Distribution Plans," dealers may receive different commissions, sales charge reallowances and other payments with respect to sales of different classes of shares of the funds. These payments may include servicing payments to retirement plan administrators and other institutions up to the same levels as described below under "Distribution Plans." For purposes of this section the term "dealer" includes any broker, dealer, bank, bank trust department, registered investment advisor, financial planner, retirement plan administrator and any other institution having a selling, services or any similar agreement with Putnam Retail Management or one of its affiliates.

Putnam Retail Management and its affiliates pay additional compensation to selected dealers under the categories described below. These categories are not mutually exclusive, and a single dealer may receive payments under all categories. These payments may create an incentive for a dealer firm or its representatives to recommend or offer shares of the fund or other Putnam funds to its customers. These additional payments are made pursuant to agreements with dealers and do not change the price paid by investors for the purchase of a share or the amount a fund will receive as proceeds from such sales or the distribution (12b-1) fees and the expenses paid by the fund as shown under the heading "Fees and Expenses" in the prospectus.

Marketing Support Payments

Putnam Retail Management and its affiliates will make payments to certain dealers for marketing support services, including business planning assistance, educating dealer personnel about the Putnam funds and shareholder financial planning needs, placement on the dealer's preferred or recommended fund company list, and access to sales meetings, sales representatives and management representatives of the dealer. These payments are made to dealers that are registered as holders of record or dealers of record for accounts in the fund. These payments are generally based on one or more of the following factors: average net assets of Putnam's retail mutual funds attributable to that dealer, gross or net sales of Putnam's retail mutual funds attributable to that dealer, reimbursement of ticket charges (fees that a dealer firm charges its representatives for effecting transactions in fund shares) or a negotiated lump sum payment for services rendered.

Putnam Retail Management and its affiliates compensate dealers differently depending upon, among other factors, the level and/or type
of marketing support provided by the dealer.   In addition, payments
typically apply to retail sales and assets, but may not, in certain situations, apply to other specific types of sales or assets, such as to retirement plans or fee-based advisory programs.

Marketing support payments to any one dealer are not expected, with certain limited exceptions, to exceed 0.085% of the average net assets of Putnam's retail mutual funds attributable to that dealer on an annual basis.

Program Servicing Payments

Putnam Retail Management and its affiliates will also make payments to certain dealers that sell Putnam fund shares through retirement plans and other investment programs to compensate dealers for a variety of services they provide to such programs. A dealer may perform program services itself or may arrange with a third party to perform program services. In addition to participant recordkeeping, reporting, or transaction processing, program services may include services rendered in connection with fund/investment selection and monitoring, employee enrollment and education, plan balance rollover or separation, or other
similar services.   Payments by Putnam Retail Management and its
affiliates for program servicing support to any one dealer are not expected, with certain limited exceptions, to exceed 0.15% of the total assets in the program on an annual basis. In addition, Putnam Retail Management and its affiliates will make one-time or annual payments to selected dealers receiving program servicing payments in reimbursement of printing costs for literature for participants, account maintenance fees or fees for establishment of Putnam funds on the dealer's system. The amounts of these payments may, but will not normally (except in cases where the aggregate assets in the program are small), cause the aggregate amount of the program servicing payments to such dealer on an annual basis to exceed the amounts set forth above.

Other Payments

From time to time, Putnam Retail Management, at its expense, may provide additional compensation to dealers which sell or arrange for the sale of shares of the fund to the extent not prohibited by laws or the rules of any self-regulatory agency, such as the NASD. Such compensation provided by Putnam Retail Management may include financial assistance to dealers that enable Putnam Retail Management to participate in and/or present at dealer-sponsored conferences or seminars, sales or training programs for invited registered representatives and other dealer employees, dealer entertainment, and other dealer-sponsored events, and travel expenses, including lodging incurred by registered representatives and other employees in connection with prospecting, retention and due diligence trips. Putnam Retail Management makes payments for entertainment events it deems appropriate, subject to Putnam Retail Management's internal guidelines and applicable law.
These payments may vary upon the nature of the event.

Certain dealers also receive payments in recognition of subaccounting or other services they provide to shareholders or plan participants who invest in the fund or other Putnam funds through their retirement plan. See the discussion under the heading "Management - Investor Servicing Agent and Custodian" for more details.

You can ask your dealer for information about payments it receives from Putnam Retail Management or its affiliates and the services it provides for those payments.

In addition to payments to dealers described above, PFTC or Putnam Retail Management may, at the direction of a retirement plan's sponsor, reimburse or pay direct expenses of the plan that would otherwise be payable by the plan.